EQUITY BASED COMPENSATION	12 Months Ended
Dec. 31, 2017
Disclosure Of Equity Based Compensation [Abstract]
Disclosure of share-based payment arrangements [text block]
15. EQUITY BASED COMPENSATION

The following table summarizes the number of awards outstanding under the Vermilion Incentive Plan (“VIP”):

Number of Awards ('000s)	2017	2016
Opening balance	1,738	1,711
Granted	563	777
Vested	(539)	(628)
Modified	—	11
Forfeited	(77)	(133)
Closing balance	1,685	1,738

For the year ended December 31, 2017, the awards granted had a weighted average fair value of $49.44 (2016 - $38.41). Equity based compensation expense is calculated based on the number of VIP awards outstanding multiplied by the estimated performance factor that will be realized upon vesting (2017 - 1.9; 2016 - 1.9) adjusted by an estimated annual forfeiture rate (2017 - 4.4%; 2016 - 4.6%). Equity based compensation expense related to the VIP of $52.3 million was recorded during the year ended December 31, 2017 (2016 - $61.0 million).